Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Infrax Systems, Inc. (the "Company") on Form 10-Q for the third quarter ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sam Talari, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2013

/s/ Sam Talari

Sam Talari, Principal Financial Officer and

Principal Accounting Officer and Director